UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2021

Volkswagen Auto Loan Enhanced Trust 2021-1

(Issuing Entity)

Central Index Key Number: 0001878944

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-233424 333-233424-02	11-3650483
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

2200 Woodland Pointe Avenue Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Form 8-K re: Tax and Legality Opinions

Item 8.01. Other Events.

The Registrant has filed a prospectus, dated December 7, 2021, setting forth a description of the receivables pool and the structure of $324,500,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $630,000,000 aggregate principal amount of the Class A 2 Asset Backed Notes (the “Class A-2 Notes”), $630,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), and $165,500,000 aggregate principal amount of the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and collectively, the “Notes”) issued by Volkswagen Auto Loan Enhanced Trust 2021-1.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP, dated as of December 9, 2021, as to legality

8.1	Opinion of Mayer Brown LLP, dated as of December 9, 2021, as to certain tax matters

Form 8-K re: Tax and Legality Opinions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2021	VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

	By:	/s/ Rafael Vieira Teixeira
	Name:	Rafael Vieira Teixeira
	Title:	Chief Financial Officer

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer

Form 8-K re: Tax and Legality Opinions